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                                                                    EXHIBIT 23.7

                 CONSENT OF LAROCHE PETROLEUM CONSULTANTS, LTD.


We consent to the reference in this Registration Statement of Devon Energy Corporation on Form S-4 to our firm name and to our appraisal reports relating to domestic reserves for Devon Energy Corporation as of December 31, 2002, 2001 and 2000, incorporated herein by reference.


                                     LAROCHE PETROLEUM CONSULTANTS, LTD.

                                     By:   /s/ WILLIAM M. KAZMANN
                                          ----------------------------------
                                     Name:   William M. Kazmann
                                     Title:  Partner


March 7, 2003